SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 22, 2006
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 22, 2006, final signatures were obtained on Amendment No. 1 to Joint Facilities Agreement dated and effective July 13, 2006, by and among Otter Tail Corporation dba Otter Tail Power Company, Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., NorthWestern Corporation, dba NorthWestern Energy, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency (each individually a “Party” or “Owner” and, collectively, the “Parties” or “Owners”), amending the 2005 Joint Facilities Agreement, dated June 30, 2005, by and among the Owners. The 2005 Joint Facilities Agreement, which relates to the planned construction of a new 600 megawatt coal fueled, base-load electric generation plant (the “Big Stone II Plant”) adjacent to the existing 450 megawatt electric generation plant (the “Big Stone I Plant”) near Big Stone, South Dakota, is an agreement to share the use of certain facilities currently in place at the Big Stone I Plant and certain facilities planned in construction of the Big Stone II Plant. The 2005 Joint Facilities Agreement establishes the Owners’ joint facility casualty loss and insurance requirements and liability under Article XI and Article XII. Amendment No. 1 to Joint Facilities Agreement adds language to Article XI of the 2005 Joint Facilities Agreement regarding the waiver and release of liability by each of the Big Stone I Plant owners and the Big Stone II Plant owners to the other for insured property damage and adds Sections 12.03—Waiver and Release of Liability for Insured Property Damage—and 12.04—Right to Purchase Extra Expense Replacement Power Insurance—to Article XII of the 2005 Joint Facilities Agreement.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Amendment No. 1 to Joint Facilities Agreement, dated July 13, 2006, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., NorthWestern Corporation, dba NorthWestern Energy, Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the 2005 Joint Facilities Agreement, dated June 30, 2005, by and among the Owners

Signature
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: August 25, 2006	By /s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

Exhibit Index
10.1	Amendment No. 1 to Joint Facilities Agreement, dated July 13, 2006, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., NorthWestern Corporation, dba NorthWestern Energy, Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the 2005 Joint Facilities Agreement, dated June 30, 2005, by and among the Owners